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As filed with the Securities and Exchange Commission on January 20, 2006.

Registration No. 333-128996

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 5
TO

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

H&E EQUIPMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	7350 (Primary Standard Industrial Classification Code Number)	20-3507540 (I.R.S. Employer Identification Number)
11100 Mead Road, Suite 200 Baton Rouge, Louisiana 70816 (225) 298-5200 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

JOHN M. ENGQUIST
PRESIDENT AND CHIEF EXECUTIVE OFFICER
11100 MEAD ROAD, SUITE 200
BATON ROUGE, LOUISIANA 70816
(225) 298-5200
(Name, address including zip code, and telephone number, including area code, of agent for service)

Copies to:
BONNIE A. BARSAMIAN, ESQ. DECHERT LLP 30 ROCKEFELLER PLAZA, 23RD FLOOR NEW YORK, NEW YORK 10112 (212) 698-3500	KIRK A. DAVENPORT II, ESQ. DENNIS LAMONT, ESQ. LATHAM & WATKINS LLP 885 THIRD AVENUE, SUITE 1000 NEW YORK, NEW YORK 10022 (212) 906-1200

Approximate date of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall have filed a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

        This Amendment No. 5 to the Registration Statement on Form S-1 of H&E Equipment Services, Inc. is filed solely for the purpose of filing Exhibits 2.1, 3.4, 3.5, 4.4, 4.5, 4.6, 10.35 and 10.36 thereto.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution.

        The following table sets forth all expenses other than the underwriting discount, payable by the Registrant in connection with the sale of the common shares being registered. All amounts shown are estimates except for the SEC registration fee.

SEC registration fee	$23,700
NASD fee	$20,625
Legal fees and expenses	$2,000,000
Printing and engraving expenses	$400,000
Blue sky fees	$20,000
Nasdaq fees	$100,000
Transfer agent fees	$20,000
Accounting fees and expenses	$400,000
Miscellaneous	$8,765,675

Total	$11,750,000

Item 14.    Indemnification of Officers and Directors.

        Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee of or agent to the Registrant. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

        As permitted by the DGCL, our certificate of incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to us or our stockholders; (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (3) under Section 174 of the DGCL regarding unlawful dividends and stock purchases; or (4) arising as a result of any transaction from which the director derived an improper personal benefit.

        As permitted by the DGCL, our bylaws provide that (1) we are required to indemnify our directors and officers to the fullest extent permitted by applicable law; (2) we are permitted to indemnify our other employees to the extent permitted by applicable statutory law; (3) we are required to advance expenses to our directors and officers in connection with any legal proceeding, subject to the provisions of applicable statutory law; and (4) the rights conferred in our bylaws are not exclusive.

        Section 145 of the Delaware General Corporation Law authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against and incurred by such person in any such capacity, or arising out of such person's status as such. We expect to obtain liability insurance covering our directors and officers for claims asserted against them or incurred by them in such capacity.

        The underwriting agreement provides that the underwriters are obligated, under certain circumstances, to indemnify our directors, officers and controlling persons against certain liabilities, including liabilities under the Securities Act. Reference is made to the form of underwriting agreement filed as Exhibit 1.1 hereto.

        Reference is made to Item 17 for our undertakings with respect to indemnification for liabilities arising under the Securities Act.

Item 15.    Recent Sales of Unregistered Securities.

        In connection with the merger of H&E Holdings into the Registrant immediately prior to the consummation of this offering, membership units of H&E Holdings will be converted into shares of the Registrant's common stock. This issuance of approximately 25,492,017 shares of common stock to the existing members of H&E Holdings would be in reliance on the exemption from registration under Section 4(2) of the Securities Act. The members of H&E Holdings that will be making an investment decision in approving the merger will be accredited investors.

Item 16.    Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit Number	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).
2.1	Form of Agreement and Plan of Merger by and among H&E Equipment Services, Inc., H&E Holdings, L.L.C., H&E Equipment Services, L.L.C. and certain other parties thereto.*
2.2
Acquisition Agreement, dated as of January 4, 2005, among H&E Equipment Services, L.L.C., Eagle Merger Corp., Eagle High Reach Equipment, LLC, Eagle High Reach Equipment, Inc., SBN Eagle LLC, SummitBridge National Investments, LLC and the shareholders of Eagle High Reach Equipment, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K of H&E Equipment Services L.L.C. (File Nos. 333-99587 and 333-99589), filed January 5, 2006).
3.2
Amended and Restated Articles of Organization of Gulf Wide Industries, L.L.C. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.3
Amended Articles of Organization of Gulf Wide Industries, L.L.C., Changing Its Name To H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.4	Form of Amended and Restated Certificate of Incorporation of H&E Equipment Services, Inc.*
3.5	Form of Amended and Restated Bylaws of H&E Equipment Services, Inc.*
3.6
Certificate of Incorporation of H&E Finance Corp. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.7
Certificate of Incorporation of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.8
Articles of Incorporation of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.6 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

3.9
Articles of Amendment to Articles of Incorporation of Williams Bros. Construction, Inc. Changing its Name to GNE Investments, Inc. (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.10
Amended and Restated Operating Agreement of H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.11	Bylaws of H&E Finance Corp. (incorporated by reference to Exhibit 3.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.12
Bylaws of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.13
Bylaws of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.1
Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.1a
Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed on September 13, 2002).
4.2
Registration Rights Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.3
Form of H&E Equipment Services, Inc. common stock certificate (incorporated by reference to Exhibit 4.3 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
4.4	Form of Amended and Restated Securityholders Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
4.5	Form of Amended and Restated Registration Rights Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
4.6	Form of Amended and Restated Investor Rights Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
5.1	Opinion of Dechert LLP (incorporated by reference to Exhibit 5.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).

10.1
Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation, and the Lenders party thereto dated as of June 17, 2002 (incorporated by reference to Exhibit 10.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
10.1a
Amendment No. 1 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 31, 2003 (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q of H&E Equipment Services L.L.C. for the quarter ended March 31, 2003 (File No. 333-99587), filed November 14, 2003).
10.1b
Amendment No. 2 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of May 14, 2003 (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q of H&E Equipment Services L.L.C. for the quarter ended September 30, 2003 (File No. 333-99587), filed November 14, 2003).
10.1c
Amendment No. 3 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of February 10, 2004 (incorporated by reference to Exhibit 10.1(c) to Current Report on Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed February 11, 2004).
10.1d
Amendment No. 4 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of October 26, 2004 (incorporated by reference to Exhibit 10.1d to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
10.1e
Amendment No. 5 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of January 13, 2005 (incorporated by reference to Exhibit 10.1e to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
10.1f
Amendment No. 6 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 11, 2005 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed March 14, 2005).
10.1g
Amendment No. 7 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 29, 2005 (incorporated by reference to Exhibit 10.1g to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).

10.1h
Amendment No. 8 to Credit Agreement among H&E Equipment Services, L.L.C., Great Northern Equipment, Inc., H& Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of October 13, 2005 (incorporated by reference to Exhibit 10.1(h) to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed October 18, 2005).
10.1i
Amendment No. 9 to Credit Credit Agreement among H&E Equipment Services, L.L.C., Great Northern Equipment, Inc., H& Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of November 16, 2005 (incorporated by reference to Exhibit 10.1(i) to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 18, 2005).
10.2
Contribution Agreement and Plan of Reorganization, dated as of June 14, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment II, LLC (incorporated by reference to Exhibit 10.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.3
Securityholders Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings LLC (incorporated by reference to Exhibit 10.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.4
Registration Rights Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.7
First Amended and Restated Management Agreement, dated as of June 17, 2002, Bruckmann, Rosser, Sherrill & Co., Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., H&E Holdings L.L.C. and H&E Equipment Services, L.L.C. (incorporated by reference to Exhibit 10.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.8
Employment Agreement, dated as of June 29, 1999, by and between Gulf Wide Industries, L.L.C., and John M. Engquist (incorporated by reference to Exhibit 10.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.9
First Amendment to the Employment Agreement, dated as of August 10, 2001, by and among Gulf Wide Industries, L.L.C. and John M. Engquist (incorporated by reference to Exhibit 10.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.10
Employment Agreement, dated as of February 4, 1998, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.11
First Amendment to the Employment Agreement, dated as of May 26, 1999, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

10.12
Second Amendment to the Employment Agreement, dated as of December 6, 1999, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.12 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.13
Third Amendment to the Employment Agreement, dated as of June 14, 2002, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.13 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.14
Employment Agreement, dated as of February 4, 1998, by and between ICM Equipment Company L.L.C. and Kenneth R. Sharp, Jr. (incorporated by reference to Exhibit 10.14 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.15
First Amendment to the Employment Agreement, dated as of May 26, 1999, between ICM Equipment Company L.L.C. and Kenneth R. Sharp, Jr. (incorporated by reference to Exhibit 10.15 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.16
Second Amendment to the Employment Agreement, dated as of December 6, 1999, between ICM Equipment Company L.L.C. and Kenneth Sharp, Jr. (incorporated by reference to Exhibit 10.16 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.17
Third Amendment to the Employment Agreement, dated as of June 14, 2002, between ICM Equipment Company L.L.C. and Kenneth Sharp, Jr. (incorporated by reference to Exhibit 10.17 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.18
Deferred Compensation Agreement made and entered into as of June 17, 2002, by and between Gary Bagley and H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.18 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.19
Deferred Compensation Agreement made and entered into as of June 17, 2002. by and between Kenneth Sharp, Jr. and H&E Holdings, L.L.C. (incorporated by reference to Exhibit 10.19 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.20
Consulting and Noncompetition Agreement, dated as of June 29, 1999, between Head & Engquist Equipment, L.L.C. and Thomas R. Engquist (incorporated by reference to Exhibit 10.20 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.21
Purchase Agreement by and among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 3, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed September 13, 2002).
10.21a
Purchase Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., H&E Holdings L.L.C., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 17, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

10.22
Investor Rights Agreement by and among H&E Holdings, L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 10.22 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.24
Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.24 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.25
Pledge Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.26
Trademark Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.26 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.27
Security Agreement, dated June 17, 2002, between H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 10.27 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.28
Security Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.28 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.29
Pledge Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.29 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.30
Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.30 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.31
Trademark Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.31 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.32
Patent Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.32 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.33	Stipulation of Settlement dated November 23, 2005 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 29, 2005).

10.34
Consulting and Noncompetition Agreement, dated as of July 31, 2004, between H&E Equipment Services L.L.C. and Gary W. Bagley (incorporated by reference to Exhibit 10.34 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File Nos. 333-99587 and 333-99589), filed September 29, 2005).
10.35	Form of H&E Equipment Services, Inc. 2006 Stock-Based Incentive Compensation Plan.*
10.36	Form of Option Letter.*
21.1	Subsidiaries of the registrant (incorporated by reference to Exhibit 21.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).
23.1	Consent of BDO Seidman, LLP.
23.2	Consent of Perry-Smith LLP.
23.4
Consent of Dechert LLP (included in Exhibit 5.1) (incorporated by reference to Exhibit 23.4 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).
24a	Power of Attorney (incorporated by reference to Exhibit 24 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
24b	Power of Attorney (incorporated by reference to Exhibit 24b to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).

*
Filed herewith.

†
To be filed by amendment.

Item 17.    Undertakings.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer, or controlling person of us in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

        We hereby undertake that:

          (i)  for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

         (ii)  for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment No. 5 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on January 20, 2006.

H&E EQUIPMENT SERVICES, INC.
By:	/s/ JOHN M. ENGQUIST John M. Engquist, President and Chief Executive Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed below by the following persons on behalf of H&E Equipment Services, Inc. and in the capacities and on the dates indicated:

Signature	Title	Date

* Gary W. Bagley	Chairman of the Board of Directors and Director	January 20, 2006
/s/ JOHN M. ENGQUIST John M. Engquist	President, Chief Executive Officer and Director (Principal Executive Officer)	January 20, 2006
/s/ LESLIE S. MAGEE Leslie S. Magee	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	January 20, 2006
* Keith E. Alessi	Director	January 20, 2006
* Bruce C. Bruckmann	Director	January 20, 2006
* Lawrence C. Karlson	Director	January 20, 2006
* John T. Sawyer	Director	January 20, 2006
*By:	/s/ JOHN M. ENGQUIST Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).
2.1	Form of Agreement and Plan of Merger by and among H&E Equipment Services, Inc., H&E Holdings, L.L.C., H&E Equipment Services, L.L.C. and certain other parties thereto.*
2.2	Acquisition Agreement, dated as of January 4, 2005, among H&E Equipment Services, L.L.C., Eagle Merger Corp., Eagle High Reach Equipment, LLC, Eagle High Reach Equipment, Inc., SBN Eagle LLC, SummitBridge National Investments, LLC and the shareholders of Eagle High Reach Equipment, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K of H&E Equipment Services L.L.C. (File Nos. 333-99587 and 333-99589), filed January 5, 2006).
3.2	Amended and Restated Articles of Organization of Gulf Wide Industries, L.L.C. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.3	Amended Articles of Organization of Gulf Wide Industries, L.L.C., Changing Its Name To H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.4	Form of Amended and Restated Certificate of Incorporation of H&E Equipment Services, Inc.*
3.5	Form of Amended and Restated Bylaws of H&E Equipment Services, Inc.*
3.6	Certificate of Incorporation of H&E Finance Corp. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.7	Certificate of Incorporation of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.8	Articles of Incorporation of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.6 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.9	Articles of Amendment to Articles of Incorporation of Williams Bros. Construction, Inc. Changing its Name to GNE Investments, Inc. (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.10	Amended and Restated Operating Agreement of H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.11	Bylaws of H&E Finance Corp. (incorporated by reference to Exhibit 3.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.12	Bylaws of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.13	Bylaws of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

4.1	Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.1a	Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed on September 13, 2002).
4.2	Registration Rights Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.3	Form of H&E Equipment Services, Inc. common stock certificate (incorporated by reference to Exhibit 4.3 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
4.4	Form of Amended and Restated Securityholders Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
4.5	Form of Amended and Restated Registration Rights Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
4.6	Form of Amended and Restated Investor Rights Agreement by and among H&E Equipment Services, Inc. and certain other parties thereto.*
5.1	Opinion of Dechert LLP (incorporated by reference to Exhibit 5.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).
10.1	Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation, and the Lenders party thereto dated as of June 17, 2002 (incorporated by reference to Exhibit 10.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
10.1a	Amendment No. 1 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 31, 2003 (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q of H&E Equipment Services L.L.C. for the quarter ended March 31, 2003 (File No. 333-99587), filed November 14, 2003).
10.1b	Amendment No. 2 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of May 14, 2003 (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q of H&E Equipment Services L.L.C. for the quarter ended September 30, 2003 (File No. 333-99587), filed November 14, 2003).
10.1c	Amendment No. 3 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of February 10, 2004 (incorporated by reference to Exhibit 10.1(c) to Current Report on Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed February 11, 2004).

10.1d	Amendment No. 4 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of October 26, 2004 (incorporated by reference to Exhibit 10.1d to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
10.1e	Amendment No. 5 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of January 13, 2005 (incorporated by reference to Exhibit 10.1e to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
10.1f	Amendment No. 6 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 11, 2005 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed March 14, 2005).
10.1g	Amendment No. 7 to Credit Agreement among H&E Equipment Services L.L.C., Great Northern Equipment, Inc., H&E Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of March 29, 2005 (incorporated by reference to Exhibit 10.1g to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).
10.1h	Amendment No. 8 to Credit Agreement among H&E Equipment Services, L.L.C., Great Northern Equipment, Inc., H&Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of October 13, 2005 (incorporated by reference to Exhibit 10.1(h) to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed October 18, 2005).
10.1i	Amendment No. 9 to Credit Credit Agreement among H&E Equipment Services, L.L.C., Great Northern Equipment, Inc., H&Holdings, L.L.C., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation and the Lenders party thereto dated as of November 16, 2005 (incorporated by reference to Exhibit 10.1(i) to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 18, 2005).
10.2	Contribution Agreement and Plan of Reorganization, dated as of June 14, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment II, LLC (incorporated by reference to Exhibit 10.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.3	Securityholders Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings LLC (incorporated by reference to Exhibit 10.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.4	Registration Rights Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

10.7	First Amended and Restated Management Agreement, dated as of June 17, 2002, Bruckmann, Rosser, Sherrill & Co., Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., H&E Holdings L.L.C. and H&E Equipment Services, L.L.C. (incorporated by reference to Exhibit 10.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.8	Employment Agreement, dated as of June 29, 1999, by and between Gulf Wide Industries, L.L.C., and John M. Engquist (incorporated by reference to Exhibit 10.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.9	First Amendment to the Employment Agreement, dated as of August 10, 2001, by and among Gulf Wide Industries, L.L.C. and John M. Engquist (incorporated by reference to Exhibit 10.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.10	Employment Agreement, dated as of February 4, 1998, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.11	First Amendment to the Employment Agreement, dated as of May 26, 1999, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.12	Second Amendment to the Employment Agreement, dated as of December 6, 1999, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.12 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.13	Third Amendment to the Employment Agreement, dated as of June 14, 2002, by and between ICM Equipment Company L.L.C., and Gary Bagley (incorporated by reference to Exhibit 10.13 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.14	Employment Agreement, dated as of February 4, 1998, by and between ICM Equipment Company L.L.C. and Kenneth R. Sharp, Jr. (incorporated by reference to Exhibit 10.14 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.15	First Amendment to the Employment Agreement, dated as of May 26, 1999, between ICM Equipment Company L.L.C. and Kenneth R. Sharp, Jr. (incorporated by reference to Exhibit 10.15 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.16	Second Amendment to the Employment Agreement, dated as of December 6, 1999, between ICM Equipment Company L.L.C. and Kenneth Sharp, Jr. (incorporated by reference to Exhibit 10.16 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.17	Third Amendment to the Employment Agreement, dated as of June 14, 2002, between ICM Equipment Company L.L.C. and Kenneth Sharp, Jr. (incorporated by reference to Exhibit 10.17 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

10.18	Deferred Compensation Agreement made and entered into as of June 17, 2002, by and between Gary Bagley and H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.18 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.19	Deferred Compensation Agreement made and entered into as of June 17, 2002. by and between Kenneth Sharp, Jr. and H&E Holdings, L.L.C. (incorporated by reference to Exhibit 10.19 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.20	Consulting and Noncompetition Agreement, dated as of June 29, 1999, between Head & Engquist Equipment, L.L.C. and Thomas R. Engquist (incorporated by reference to Exhibit 10.20 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.21	Purchase Agreement by and among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 3, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed September 13, 2002).
10.21a	Purchase Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., H&E Holdings L.L.C., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 17, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.22	Investor Rights Agreement by and among H&E Holdings, L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 10.22 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.24	Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.24 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.25	Pledge Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.26	Trademark Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.26 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.27	Security Agreement, dated June 17, 2002, between H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 10.27 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.28
Security Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.28 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).

10.29	Pledge Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.29 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.30	Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.30 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.31	Trademark Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.31 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.32	Patent Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.32 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.33	Stipulation of Settlement dated November 23, 2005 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 29, 2005).
10.34	Consulting and Noncompetition Agreement, dated as of July 31, 2004, between H&E Equipment Services L.L.C. and Gary W. Bagley (incorporated by reference to Exhibit 10.34 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File Nos. 333-99587 and 333-99589), filed September 29, 2005).
10.35	Form of H&E Equipment Services, Inc. 2006 Stock-Based Incentive Plan.*
10.36	Form of Option Letter.*
21.1	Subsidiaries of the registrant (incorporated by reference to Exhibit 21.1 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).
23.1	Consent of BDO Seidman, LLP.
23.2	Consent of Perry-Smith LLP.
23.4	Consent of Dechert LLP (included in Exhibit 5.1) (incorporated by reference to Exhibit 23.4 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 17, 2006).
24a	Power of Attorney (incorporated by reference to Exhibit 24 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed October 14, 2005).
24b	Power of Attorney (incorporated by reference to Exhibit 24b to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed November 23, 2005).

*
Filed herewith.

†
To be filed by amendment.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
INDEX TO EXHIBITS